Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of 8x8, Inc. (the "Company") for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Weirich, Chief Financial Officer, Vice President of Finance and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ DANIEL WEIRICH
Daniel Weirich
Chief Financial Officer, Vice President of Finance and Secretary
October 31, 2008

This certification accompanies this Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, or otherwise required, be deemed filed by the Company for purposes of § 18 of the Securities Exchange Act of 1934, as amended.